                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 22, 2003
                                                   ------------

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     333-90830               75-2533468
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)


214 North Tryon Street, Charlotte, North Carolina                   28255
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code            (704) 386-2400
                                                       -------------------------



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)



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Item 5.           Other Events

         On or about May 8, 2003, the Registrant caused the issuance and sale of its Asset Backed Certificates, Series 2003-AHL1, consisting of Class AI, Class AII, Class M-1, Class M-2, Class M-3 and M-4 Certificates (collectively, the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2003, among the Registrant, as depositor, Litton Loan Servicing LP, as servicer, and JPMorgan Chase Bank, as trustee.

                  Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.



Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------                 -----------

       1.1 Underwriting Agreement, dated as of May 6, 2003 by and among Asset Backed Funding Corporation, Banc of America Securities LLC and Greenwich Capital Markets, Inc.

       4.1 Pooling and Servicing Agreement, dated as of April 1, 2003, by and among Asset Backed Funding Corporation, Accredited Home Lenders, Inc. and JPMorgan Chase Bank. (including exhibits)




                            Signature page to follow

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By:  /s/  Kirk B. Meyers
                                               --------------------------------
                                               Name:  Kirk B. Meyers
                                               Title: Vice President

Date:  May 22, 2003



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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX



 Exhibit No.                           Exhibit Description                      Paper (P) or Electronic (E)
 -----------                           -------------------                      ---------------------------
     1.1              Underwriting Agreement, dated as of May 6, 2003 by and                 E
                      among Asset Backed Funding Corporation, Banc of
                      America Securities LLC and Greenwich Capital Markets,
                      Inc.

     4.1              Pooling and Servicing Agreement, dated as of April 1,                  E
                      2003, by and among Asset Backed Funding Corporation,
                      Accredited Home Lenders, Inc. and JPMorgan Chase Bank.
                      (including exhibits)